UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2007

Commission File Number  000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Oregon	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends the Current Report on Form 8-K of CH2M HILL Companies, Ltd. dated September 7, 2007 (filed September 13, 2007) to include the financial statements of the business acquired as required by Item 9(c).

On September 7, 2007, CH2M HILL Companies Ltd. (CH2M HILL) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with VECO Corporation (VECO), a privately-held corporation headquartered in Anchorage, Alaska, and its stockholders to acquire VECO and substantially all of VECO’s operating businesses. The consideration that CH2M HILL paid for VECO was approximately $315 million in the aggregate, including cash and the assumption of certain liabilities. The acquisition was financed from existing available cash and borrowings under our Amended and Restated Credit Facility.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Business Acquired.

The following historical financial information for VECO Corporation is filed as Exhibit 99.2 and incorporated herein by reference:

(i)                                     Independent Auditors Report

(ii)                                  Consolidated Balance Sheets at March 31, 2007 and 2006

(iii)                               Consolidated Statements of Income for each of the years ended March 31, 2007, 2006 and 2005

(iv)                              Consolidated Statements of Stockholders’ Equity and Comprehensive Income for each of the years ended March 31, 2007, 2006 and 2005

(v)                                 Consolidated Statements of Cash Flows for each of the years ended March 31, 2007, 2006 and 2005

(vi)                              Notes to Consolidated Financial Statements

                The unaudited condensed consolidated financial statements at June 30, 2007 and for the three-month periods ended June 30, 2007 and 2006 for VECO Corporation are not available at this time and will be filed by amendment as soon as practicable, but not later than November 23, 2007.

(b)           Pro Forma Financial Information.

                                                Pro forma financial information of the registrant reflecting VECO’s operations and assets acquired as noted in Item 2.01 of this report is not available at this time and will be filed by amendment as soon as practicable, but not later than November 23, 2007.

(d)           Exhibits.

23.2         Consent of KPMG LLP

99.2                           Financial Statements of VECO Corporation at March 31, 2007 and 2006 and for each of the years ended March 31, 2007, 2006 and 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: October 29, 2007	By:	/s/ Samuel H. Iapalucci
Samuel H. Iapalucci

	Its:	Executive Vice President and Chief Financial Officer

By:	/s/ JoAnn Shea
JoAnn Shea

Its:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
23.2	Consent of KPMG LLP

99.2	Financial Statements of VECO Corporation at March 31, 2007 and 2006 and for each of the years ended March 31, 2007, 2006 and 2005